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                                                               EXHIBIT 10.14.2


                            SECOND AMENDMENT TO THE

                       NCR DIRECTOR COMPENSATION PROGRAM


     AMENDMENT TO THE NCR DIRECTOR COMPENSATION PROGRAM (the "Plan") as adopted effective January 1, 1997.

     WHEREAS, Section 6.4 of the Plan provides that the Compensation Committee of the Board of Directors of NCR Corporation may amend the Plan; and

     WHEREAS, the Compensation Committee desires to make certain technical changes to the Plan terms;

     NOW, THEREFORE, the Compensation Committee does hereby amend the Plan, effective as of the date of adoption of this amendment, as follows:

1.   The following new Section 6.5 is hereby added at the end of Article VI:

Cash-Out of Small Benefits.  If the value of a Director's Deferred Stock Award
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is less than $175,000 on the date of ceasing to serve as a Director, the former
Director may submit a written request to the Compensation Committee for an
immediate payment, stating the reasons for such request.   The Compensation
Committee in its sole discretion may determine that such a payment will or will not be made.